UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 9, 2023

Date of Report (date of earliest event reported)

Desktop Metal, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue

Burlington, Massachusetts 01803

(Address of principal executive offices)

(978) 224-1244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share (includes Preferred Stock Purchase Rights)	DM	New York Stock Exchange

Series A Junior Participating Preferred Stock, par value $0.0001 per share	--	--

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2023, the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”), entered into an amendment (the “Rights Agreement Amendment”) to that certain Rights Agreement (the “Rights Agreement”), dated as of May 26, 2023, between the Company and the Rights Agent. The Rights Agreement Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) under the Rights Agreement by amending the definition of “Final Expiration Date” under the Rights Agreement to mean “October 9, 2023.” Accordingly, the Rights which were previously dividended to holders of record of the common shares, par value $0.0001 per share, of the Company shall expire as of the close of business on October 9, 2023 upon the expiration of the Rights Agreement and no person shall have any rights pursuant to the Rights Agreement or the Rights.

The preceding summary is qualified in its entirety by reference to the Rights Agreement Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the entry into a Rights Agreement Amendment is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The foregoing discussion of the Amendment to Rights Agreement under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On October 9, 2023, the Company issued a press release announcing the Rights Agreement Amendment and the expiration of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

4.1	Amendment to Rights Agreement, dated as of October 9, 2023, between Desktop Metal, Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release of Desktop Metal, Inc., dated October 9, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Desktop Metal, Inc.

Date:	October 10, 2023	/s/ Meg Broderick
Name: Meg Broderick Title: General Counsel and Corporate Secretary